Dreyfus

Massachusetts Tax

Exempt Bond Fund

ANNUAL REPORT May 31, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            19   Report of Independent Auditors

                            20   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Massachusetts

                                                           Tax Exempt Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Massachusetts Tax Exempt Bond Fund, covering the 12-month period from June 1, 2000 through May 31, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Darcy.

While the past year has been difficult for the U.S. economy, we have recently seen signs that improvement may be in sight. The Federal Reserve Board's aggressive easing of monetary policy produced a 2.5 percentage-point drop in short-term interest rates, a move designed to stimulate economic growth by reducing borrowing costs for corporations and consumers. Passage of a $1.3 trillion federal tax cut should further stimulate economic growth, as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current economic slowdown should give way to renewed economic growth later this year.

In our view, the implications of this economic scenario could be positive for the tax-exempt bond market. Although bond prices generally tend to fall when interest rates rise, better economic times should support the fiscal health of the states, cities, towns and other municipalities that issue tax-exempt bonds. Because municipal bonds generally tend to respond more to supply-and-demand forces than to interest-rate trends, a stronger economy may benefit the municipal marketplace.

Of course, our economic perspectives may change, as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 15, 2001




DISCUSSION OF FUND PERFORMANCE

Joseph Darcy, Portfolio Manager

How did Dreyfus Massachusetts Tax Exempt Bond Fund perform during the period?

For  the  12-month  period  ended May 31, 2001, the fund produced a 10.58% total
return.(1)   This   compares  to  a  total  return  of  11.42%  for  the  Lipper
Massachusetts    Municipal    Debt    Funds    category    average.(2)

We attribute the market and fund's competitive returns to a generally favorable environment for municipal bonds as interest rates fell in a weakening economy. However, in anticipation of economic weakness, we may have erred on the side of caution by maintaining a relatively short average duration -- a measure of sensitivity to changing interest rates -- during the first half of the reporting period. This conservative posture hindered the fund's overall performance.

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal and Massachusetts state income tax as is consistent with the preservation of capital. To achieve this objective, we employ two primary strategies. First, we attempt to add value by evaluating interest-rate trends and supply-and-demand factors. Based on that assessment, we select the individual tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, creditworthiness
of    its    issuer    and    any    provisions    for    early    redemption.

Second, we actively manage the portfolio's average duration in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase temporarily, we may reduce the portfolio's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance,

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

we may increase the portfolio's average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration of about seven years.

What other factors influenced the fund's performance?

Falling interest rates in a weakening economy represented an important driver of the fund's performance. Economic weakness was particularly severe in the manufacturing sector, where slower sales and abnormally high inventories of unsold goods led to workforce layoffs and lower stock prices. In an effort to stimulate economic growth, the Federal Reserve Board reduced short-term interest rates by 2.5 percentage points in five separate moves. In this declining interest-rate environment, yields on tax-exempt fixed-income securities generally fell.

In our view, Massachusetts may be particularly vulnerable to the effects of an economic slowdown, especially because of the recent difficulties experienced by its high-tech business community. This vulnerability, combined with high state debt levels and cost overruns related to the Central Artery Tunnel Project in downtown Boston, led us to maintain a relatively cautious approach to managing the fund's portfolio.

In this environment, we maintained a relatively short average duration during the first half of the reporting period. While this position was designed to protect the fund from credit concerns, it limited the fund's ability to maintain higher yields while interest rates declined. During the period's second half, we extended the fund's average duration to a point that was slightly longer. This position gave us the flexibility we needed to respond quickly to market events while locking in yields for a longer time.

In addition, we attempted to diversify the portfolio's holdings away from direct state obligations, which we believed would be most adversely affected by credit concerns. We complemented state-issued bonds with bonds from Massachusetts' counties, cities and other localities that are backed by the taxing authority of these entities, or by revenues derived from specific facilities they maintain and services they provide.


What is the fund's current strategy?

While we have maintained a cautious stance because of the potential that Massachusetts' fiscal health may deteriorate, we believe that a sluggish economy and lower interest rates are likely to support municipal bond prices. Accordingly, we currently plan to maintain the fund's average duration at a point that is in line with the average for its peer group. This position is intended to strike a balance between locking in yields and maintaining the
flexibility    required    to    respond   quickly   to   new   opportunities.

In addition, we recently took steps to improve the fund's credit profile by focusing on bonds that are either insured or highly rated by independent credit rating agencies.(3) In an environment with only small differences in yields between high quality and lower quality bonds, it made little sense to assume the risks that lower rated bonds typically entail.

June 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MASSACHUSETTS RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER INC.

(3) INSURANCE ON INDIVIDUAL BONDS EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Massachusetts Tax Exempt Bond Fund and the Lehman Brothers Municipal Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 5/31/01

                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                           10.58%              5.84%             6.33%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE MENTIONED GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND ON 5/31/91 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN MASSACHUSETTS MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN MASSACHUSETTS MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

May 31, 2001

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS--98.0%                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS--94.7%

Bellingham, GO:

   5%, 3/1/2017 (Insured; AMBAC)                                                              1,945,000                1,943,794

   5%, 3/1/2018 (Insured; AMBAC)                                                              2,040,000                2,024,986

   5%, 3/1/2019 (Insured; AMBAC)                                                              2,140,000                2,111,345

   5%, 3/1/2020 (Insured; AMBAC)                                                              2,245,000                2,211,258

   5%, 3/1/2021 (Insured; AMBAC)                                                              2,350,000                2,307,865

Boston 5.75%, 2/1/2020                                                                        3,945,000                4,140,830

Boston--Mount Pleasant Housing Development Corp., MFHR

   6.75%, 8/1/2023 (Insured; FHA)                                                             1,560,000                1,610,872

Brookline 5.25%, 4/1/2020                                                                     3,860,000                3,899,449

Hopkinton:

   5%, 9/1/2017                                                                               1,735,000                1,726,273

   5%, 9/1/2018                                                                               1,735,000                1,714,128

   5%, 9/1/2019                                                                               1,735,000                1,697,281

   5%, 9/1/2020                                                                               1,735,000                1,689,890

Massachusetts Bay Transportation Authority,

  General Transportation System

   6.20%, 3/1/2016                                                                            1,725,000                1,967,207

Massachusetts College Building Authority, Project Revenue:

   Zero Coupon, 5/1/2026 (Insured; MBIA)                                                      8,510,000                2,191,240

   Zero Coupon, 5/1/2027 (Insured; MBIA)                                                      1,000,000                  243,660

   Zero Coupon, 5/1/2028 (Insured; MBIA)                                                     11,790,000                2,713,351

Massachusetts Development Finance Agency, Revenue:

   (Assumption College) 6%, 3/1/2030                                                          1,905,000                1,999,031

   (Boston University) 5.45%, 5/15/2059                                                       1,000,000                  956,340

   (College of Pharmacy) 6.75%, 7/1/2030                                                      2,000,000                2,079,580

   (Regis College) 5.25%, 10/1/2018                                                           1,240,000                1,018,003

Massachusetts Health and Educational

  Facilities Authority, Revenue:

      (Baystate Medical Center) 6%, 7/1/2015 (Insured; FGIC)                                  1,140,000                1,184,300

      (Brandeis University) 4.75%, 10/1/2028 (Insured; MBIA)                                  2,500,000                2,261,775

      (Daughters of Charity) 6.10%, 7/1/2014                                                  1,100,000                1,194,017

      (Harvard University) 6%, 7/1/2035                                                       2,500,000                2,692,100

      (Massachusetts General Hospital):

         6%, 7/1/2015 (Insured; AMBAC)                                                        2,000,000                2,077,720

         6.25%, 7/1/2020 (Insured; AMBAC)

            (Prerefunded 7/1/2003)                                                            3,500,000  (a)           3,780,735

      (Massachusetts Institute of Technology):

         4.75%, 1/1/2028                                                                      2,500,000                2,285,450

         5.20%, 1/1/2028                                                                      5,000,000                5,012,700

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Health and Educational

  Facilities Authority, Revenue (continued):

    (Mclean Hospital) 6.50%, 7/1/2010 (Insured; FGIC)

         (Prerefunded 7/1/2002)                                                               1,000,000  (a)           1,058,640

      (Medical Academic & Scientific) 6.625%, 1/1/2015                                        3,000,000                2,837,940

      (Milton Hospital) 7%, 7/1/2016 (Insured; MBIA)                                          1,000,000                1,022,760

      (Mount Auburn Hospital)

         6.30%, 8/15/2024 (Insured; MBIA)                                                     5,000,000                5,237,100

      (New England Medical Center Hospitals)

         6.50%, 7/1/2012 (Insured; FGIC)                                                      2,000,000                2,096,520

      (Newton--Wellesley Hospital)

         5.875%, 7/1/2015 (Insured; MBIA)                                                     2,000,000                2,093,400

      (Sisters Providence Health System)

         6.625%, 11/15/2022                                                                   3,510,000                3,734,886

      (Wellesley College) 5.125%, 7/1/2039                                                    6,750,000                6,338,588

Massachusetts Housing Finance Agency, Revenue:

  Housing Projects:

      6.30%, 10/1/2013 (Insured; AMBAC)                                                       1,000,000                1,046,260

      6.375%, 4/1/2021                                                                        4,300,000                4,443,018

   Rental Housing:

      6.65%, 7/1/2019 (Insured; AMBAC)                                                        2,215,000                2,319,947

      6.50%, 7/1/2025 (Insured; AMBAC)                                                        1,500,000                1,561,650

      6.45%, 1/1/2036 (Insured; AMBAC)                                                        2,135,000                2,216,664

      6%, 7/1/2037 (Insured; AMBAC)                                                           2,650,000                2,684,583

      Single-Family Housing 6.35%, 6/1/2017                                                   2,630,000                2,711,819

Massachusetts Industrial Finance Agency, Revenue:

  (Babson College):

      5.375%, 10/1/2017                                                                       2,125,000                2,136,178

      5.25%, 10/1/2027                                                                        2,950,000                2,823,298

   Electrical Utility (Nantucket Electric Co.)

      8.50%, 3/1/2016                                                                         2,670,000                2,747,644

   (Holy Cross College):

      6%, 11/1/2002                                                                             400,000                  416,608

      6.375%, 11/1/2015 (Prerefunded 11/1/2002)                                               2,000,000  (a)           2,131,720

   (Ogden Haverhill Project) 5.60%, 12/1/2019                                                 1,000,000                  913,970

   (Phillips Academy Issue) 5.375%, 9/1/2023                                                  1,500,000                1,512,930

Massachusetts Municipal Wholesale Electric Company,

  Power Supply System Revenue:

      6.40%, 7/1/2002                                                                           400,000                  411,952

      6.125%, 7/1/2019 (Insured; MBIA)                                                        1,000,000                1,030,890

Massachusetts Port Authority, Revenue, Special Facilities

   (US Air Project) 5.75%, 9/1/2016 (Insured; MBIA)                                           5,000,000                5,162,350



                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Water Pollution Abatement Trust

   (Pool Loan Program) 5.625%, 2/1/2017                                                       5,000,000                5,191,250

Medford, GO 5%, 3/15/2019 (Insured; AMBAC)                                                    1,155,000                1,140,840

Northampton (School Project Loan Act of 1948)

   5.75%, 5/15/2016 (Insured; MBIA)                                                           1,520,000                1,601,289

Southbridge 6.375%, 1/1/2012 (Insured; AMBAC)                                                 1,000,000                1,035,000

Tantasqua Regional School District

   5%, 8/15/2019 (Insured; FSA)                                                               2,575,000                2,546,005

Triton Regional School District:

   5.25%, 4/1/2019 (Insured; FGIC)                                                            1,420,000                1,439,283

   5.25%, 4/1/2020 (Insured; FGIC)                                                            1,420,000                1,435,505

U.S. RELATED--3.3%

Guam Airport Authority, Revenue 6.70%, 10/1/2023                                              3,000,000                3,125,489

Virgin Islands Water and Power Authority,

  Electric System Revenue 7.40%, 7/1/2011

   (Prerefunded 7/1/2001)                                                                     1,560,000  (a)           1,593,945
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $136,359,158)                                                             98.0%              140,535,101

CASH AND RECEIVABLES (NET)                                                                         2.0%                2,855,098

NET ASSETS                                                                                       100.0%              143,390,199


                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond

                             Assurance Corporation

FGIC                      Financial Guaranty Insurance

                             Company

FHA                       Federal Housing Administration

FSA                       Financial Security Assurance

GO                        General Obligation

MBIA                      Municipal Bond Investors

                             Assurance Insurance

                             Corporation

MFHR                      Multi-Family Housing Revenue

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              63.3

AA                               Aa                              AA                                               18.9

A                                A                               A                                                 7.4

BBB                              Baa                             BBB                                               6.5

BB                               Ba                              BBB                                               2.0

Not Rated (b)                    Not Rated (b)                   Not Rated (b)                                     1.9

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(B)  SECURITES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

May 31, 2001

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           136,359,158   140,535,101

Cash                                                                    662,944

Interest receivable                                                   2,315,338

Prepaid expenses                                                          9,314

                                                                    143,522,697
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            82,334

Accrued expenses                                                         50,164

                                                                        132,498
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      143,390,199
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     140,955,512

Accumulated net realized gain (loss) on investments                 (1,741,256)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                            4,175,943
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     143,390,199
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.01 par value shares of Beneficial Interest authorized)
                                                                      8,845,350

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)
                                                                          16.21

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended May 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      8,424,079

EXPENSES:

Management fee--Note 3(a)                                              861,038

Shareholder servicing costs--Note 3(b)                                 180,351

Professional fees                                                       41,168

Trustees' fees and expenses--Note 3(c)                                  22,914

Custodian fees                                                          15,525

Prospectus and shareholders' reports                                    15,218

Registration fees                                                       12,077

Loan commitment fees--Note 2                                             1,283

Miscellaneous                                                            9,754

TOTAL EXPENSES                                                       1,159,328

INVESTMENT INCOME--NET                                               7,264,751
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                322,097

Net unrealized appreciation (depreciation) on investments            6,702,551

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               7,024,648

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                14,289,399

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended May 31,
                                            ------------------------------------

                                                     2001                2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          7,264,751           7,700,101

Net realized gain (loss) on investments           322,097          (2,057,801)

Net unrealized appreciation (depreciation)
   on investments                               6,702,551         (10,011,245)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   14,289,399          (4,368,945)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (7,264,751)          (7,765,137)

Net realized gain on investments                     --              (336,473)

TOTAL DIVIDENDS                               (7,264,751)          (8,101,610)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                 18,491,303           31,835,134

Dividends reinvested                           5,333,268            5,973,090

Cost of shares redeemed                      (25,045,619)         (48,333,104)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (1,221,048)         (10,524,880)

TOTAL INCREASE (DECREASE) IN NET ASSETS        5,803,600          (22,995,435)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           137,586,599          160,582,034

END OF PERIOD                                 143,390,199          137,586,599
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,148,976            2,011,332

Shares issued for dividends reinvested            331,132              379,654

Shares redeemed                                (1,557,098)          (3,067,872)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (76,990)            (676,886)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                            Year Ended May 31,
                                                                 -------------------------------------------------------------------

                                                                 2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            15.42          16.73          17.01          16.31         15.86

Investment Operations:

Investment income--net                                            .82            .83            .82            .83           .85

Net realized and unrealized
   gain (loss) on investments                                     .79          (1.27)          (.17)           .70           .45

Total from Investment Operations                                 1.61           (.44)           .65           1.53          1.30

Distributions:

Dividends from investment income--net                            (.82)          (.83)          (.82)          (.83)         (.85)

Dividends from net realized
   gain on investments                                             --           (.04)          (.11)            --            --

Total Distributions                                              (.82)          (.87)          (.93)          (.83)         (.85)

Net asset value, end of period                                  16.21          15.42          16.73          17.01         16.31
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                10.58          (2.56)          3.87           9.52          8.37
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .81            .85            .82           .81           .79

Ratio of net investment income
   to average net assets                                         5.06           5.22           4.82          4.97          5.27

Portfolio Turnover Rate                                         33.52          19.45          19.47         28.53         38.29
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         143,390        137,587        160,582       160,218       151,379

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Massachusetts Tax Exempt Bond Fund ("the fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Massachusetts income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings of $4,156 during the period ended May 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide" ). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to accrete market discount on municipal securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment, effective June 1, 2001, is to increase accumulated net investment income with an offsetting decrease to accumulated unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $1,749,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 2001. If not applied, $639,000 of the carryover expires in fiscal 2008 and $1,110,000 expires in fiscal 2009.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2001, the fund was charged $104,944 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2001, the fund was charged $51,659 pursuant to the transfer agency agreement.

(c) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended May 31, 2001, redemption fees charged and retained by the fund amounted to $543.

NOTE 4--Securities Transactions:

 The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2001, amounted to $46,321,044 and $47,470,500, respectively.

  At  May  31,  2001, accumulated net unrealized appreciation on investments was
$4,175,943,   consisting   of   $5,243,380  gross  unrealized  appreciation  and
$1,067,437 gross unrealized depreciation.

At May 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Dreyfus Massachusetts Tax Exempt Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Massachusetts Tax Exempt Bond Fund, including the statement of investments, as of May 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Massachusetts Tax Exempt Bond Fund at May 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


/s/Ernst & Young LLP
New York, New York

July 5, 2001

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended May 31, 2001 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Massachusetts residents, Massachusetts personal income taxes).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2001 calendar year on Form 1099-DIV which will be mailed by January 31, 2002.


                                                           For More Information

                        Dreyfus Massachusetts Tax Exempt Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent &

                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  267AR0501